UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $12.46 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $11.25.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Quality Income Realty Fund at NAV[a]	22.48%
Cohen & Steers Quality Income Realty Fund at Market Value[a]	22.94%
FTSE NAREIT Equity REIT Index[b]	17.66%
Blended benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Securities Index[b]	17.56%
S&P 500 Index[b]	7.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The BofA Merrill Lynch REIT Preferred Securities Index is a subset of the BofA Merrill Lynch Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.19 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Investment Review

After widely underperforming U.S. stocks in 2013, Real Estate Investment Trusts (REITs) rebounded in the first half of 2014, with the FTSE NAREIT Equity REIT Index gaining 17.7% compared with 7.1% for the S&P 500 Index. The period began with an easing in long-term bond yields amid signs that economic activity was being negatively impacted by unusually harsh weather. However, in the second quarter, strong job growth and accelerating industrial production painted a more upbeat picture of the economy, lifting investors' confidence that the recovery had sufficient momentum as the Federal Reserve continued to taper its bond purchases. At the same time, bond yields continued their downward trend amid a combination of an accommodative outlook for U.S. monetary policy and aggressive liquidity measures by the European Central Bank (ECB).

Fundamentals continued to improve for all types of real estate, driving solid returns across the REIT landscape. Apartment REITs (23.6% total returnc) performed well despite continued pressures of

c  Sectors in U.S. dollars as represented by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

new supply. Many companies exhibited better-than-expected cash flow growth, as continued demand for rental housing enabled them to raise rents on existing tenants, even in markets where new tenants were being signed at lower rates. Revenues at self storage REITs (18.1%) also continued to improve amid rising rents and occupancy rates.

The regional mall (16.4%) and shopping center (16.7%) sectors benefited from growing retail sales and improving tenant demand for in-line storefronts in prime locations. Managements also had relatively good success improving the productivity of lower-performing assets through redevelopment. In the office sector (17.8%), asset values and rent-growth expectations continued to improve, particularly in New York City and San Francisco. Industrial REITs (13.1%) also saw evidence of strengthening demand and higher rents. However, with developers ramping up construction to meet the demand for built-to-suit multipurpose facilities, investors showed increasing sensitivity to the potential impact of new supply in select markets.

In the preferred securities market, the BofA Merrill Lynch REIT Preferred Equal Weighted Index gained 18.8% in the first half of 2014, supported by tightening credit spreads and a decline in 10-year Treasury yields from 3.0% to 2.5%. Some REITs, including those recently formed from spin-offs and mergers, received investment-grade senior-debt ratings, allowing them to issue unsecured debt. This had positive implications for preferreds, as unsecured debt issued by REITs often has covenants limiting the issuing company's leverage relative to assets, among other financial metrics. Preferred securities issued by U.K. and European banks also had solid gains, driven by expectations of additional stimulus from the ECB and further improvements in bank credit fundamentals.

Fund Performance

The Fund had a positive total return for the period, and outperformed its blended benchmark on a NAV and market value basis. Stock selection in the diversified REIT sector (15.9% return in the index) contributed to relative performance. Stock selections in the office, regional mall and apartment property sectors were also positive factors in returns.

Security selection in preferreds detracted from relative performance. Amid declining long-term rates, the small universe of longer-duration investment-grade REIT preferreds represented in the benchmark outperformed the Fund's holdings. The Fund invested largely in higher-yielding shorter-duration securities that we believe are more defensive with respect to interest-rate risk. The Fund's small out-of-index allocation to corporate debt also detracted from performance; these securities performed well relative to fixed income markets, but trailed REIT equities and therefore hindered relative returns.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance during the six-month period ended June 30, 2014 compared with its blended benchmark, which is not leveraged.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Investment Outlook

We continue to expect improving economic growth in the U.S. and a modest rebound in inflation from historically low levels. We recognize that slower growth trajectories and easy monetary policy conditions in foreign economies, as well as geopolitical uncertainties, may continue to place downward pressure on U.S. bond yields. Nonetheless, we look for a gradual resumption of upward-trending Treasury yields over time. We view this as a favorable backdrop for REITs, as the potential for higher asset values and cash flows should outweigh the impact of higher Treasury yields. We also believe that REITs' modest premiums to net asset values are justified given the environment of improving real estate fundamentals and continued job growth.

Our positive outlook for the U.S. economy leads us to prefer cyclically sensitive names, although we have balanced these positions with attractively valued noncyclical assets that may perform better if tepid growth continues. We continue to favor New York City offices given the continued strengthening in fundamentals. We have also begun to take targeted positions in suburban office companies trading at discounts to their underlying property values. We continue to see attractive value in high-quality regional mall and shopping center landlords, as well as some owners of Class-B assets that we believe offer potential for attractive risk-adjusted returns. Within the self storage sector, we expect further upside to cash flow growth amid strong demand and limited new supply.

In the preferred securities market, we continue to take a cautious approach with respect to interest-rate risk. Preferred securities continue to offer value relative to many other fixed income categories, in our view, providing high income rates—typically in the 6-8% range—along with credit spreads that remain wider than their long-term average. We believe the cushions provided by high income and wide credit spreads may help to soften the impact of rising interest rates if Treasury yields revert to more normal historical levels in the coming year. Furthermore, we believe preferreds are more attractively priced than other markets such as high yield bonds, particularly given the powerful credit tailwind of exceptionally strong bank regulation.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2014, leverage represented 25% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six and seven years (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	25%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%
Weighted Average Term on Financing	4.0 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2014. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

June 30, 2014

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$115,782,593	6.3
Equity Residential	88,879,833	4.9
Ventas	85,956,369	4.7
Prologis	82,273,192	4.5
Public Storage	62,658,583	3.4
Vornado Realty Trust	55,923,105	3.1
SL Green Realty Corp.	51,110,225	2.8
General Growth Properties	45,420,076	2.5
Kimco Realty Corp.	41,510,796	2.3
Macerich Co. (The)	38,081,676	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	109.4%
DIVERSIFIED	9.3%
American Assets Trust[a,b]		387,981	$13,404,744
American Realty Capital Properties[a,b]		2,243,667	28,113,147
BGP Holdings PLC (Australia) (EUR)[c,d,e]		3,927,678	0
Cousins Properties[a]		1,547,066	19,260,972
Forest City Enterprises, Class Aa,b,e		551,097	10,950,297
Vornado Realty Trust[a,b]		523,968	55,923,105
			127,652,265
HEALTH CARE	11.7%
Aviv REIT[a]		534,188	15,048,076
Brookdale Senior Living[e]		190,939	6,365,906
HCP[a,b]		770,209	31,871,249
Omega Healthcare Investors		544,290	20,062,529
Ventas[a,b]		1,340,973	85,956,369
			159,304,129
HOTEL	10.6%
Belmond Ltd., Class A (Bermuda)[e]		465,018	6,761,362
Hersha Hospitality Trust[a]		2,522,533	16,926,197
Hilton Worldwide Holdings[e]		555,481	12,942,707
Host Hotels & Resorts[a,b]		1,708,792	37,610,512
La Quinta Holdings[e]		668,223	12,789,788
Strategic Hotels & Resorts[a,e]		2,507,563	29,363,563
Sunstone Hotel Investors		1,898,898	28,350,547
			144,744,676
INDUSTRIALS	8.3%
First Industrial Realty Trust[a,b]		392,600	7,396,584
Gramercy Property Trust		1,589,355	9,615,598
Prologis[a,b]		2,002,268	82,273,192
STAG Industrial		614,161	14,746,006
			114,031,380
OFFICE	17.7%
BioMed Realty Trust		1,017,357	22,208,903
Boston Properties[a,b]		234,542	27,718,173
Corporate Office Properties Trust[a]		533,696	14,842,086

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
Douglas Emmett[a]		828,297	$23,374,541
Empire State Realty Trust, Class Aa		890,474	14,692,821
Hudson Pacific Properties[a]		700,782	17,757,816
Kilroy Realty Corp.		450,225	28,040,013
Mack-Cali Realty Corp.		262,975	5,648,703
Parkway Properties		1,379,692	28,490,640
PS Business Parks[a]		86,328	7,207,525
SL Green Realty Corp.[a,b]		467,144	51,110,225
			241,091,446
RESIDENTIAL—APARTMENT	15.2%
Apartment Investment & Management Co.[a,b]		591,704	19,094,288
AvalonBay Communities[a]		136,572	19,419,173
Equity Residential[a,b]		1,410,791	88,879,833
Essex Property Trust[a]		178,456	32,998,299
Home Properties		291,595	18,650,416
UDR[a,b]		1,012,345	28,983,437
			208,025,446
SELF STORAGE	8.6%
CubeSmart[a,b]		838,238	15,356,520
Extra Space Storage		351,201	18,701,453
Public Storage[a,b]		365,676	62,658,583
Sovran Self Storage		266,329	20,573,915
			117,290,471
SHOPPING CENTERS	27.2%
COMMUNITY CENTER	10.1%
Brixmor Property Group		798,625	18,328,444
Kimco Realty Corp.[a,b]		1,806,388	41,510,796
Ramco-Gershenson Properties Trust		1,276,543	21,216,145
Regency Centers Corp.[a,b]		515,720	28,715,290
Washington Prime Group[a,b,e]		348,155	6,524,425
Weingarten Realty Investors		679,434	22,312,612
			138,607,712
FREE STANDING	0.9%
Realty Income Corp.		266,965	11,858,585

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	16.2%
General Growth Properties[a,b]		1,927,847	$45,420,076
Glimcher Realty Trust[a]		1,900,405	20,581,386
Macerich Co. (The)[a,b]		570,512	38,081,676
Pennsylvania REIT		43,026	809,749
Simon Property Group[a,b]		696,311	115,782,593
			220,675,480
TOTAL SHOPPING CENTERS			371,141,777
SPECIALTY	0.8%
CyrusOne		446,067	11,107,068
TOTAL COMMON STOCK (Identified cost—$1,046,912,212)			1,494,388,658
PREFERRED SECURITIES—$25 PAR VALUE	15.7%
BANKS	0.5%
Countrywide Capital V, 7.00%, due 11/1/36		109,000	2,834,000
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value) (Convertible)		3,000	3,997,410
			6,831,410
BANKS—FOREIGN	0.7%
Barclays Bank PLC, 8.125%, Series V (United Kingdom)		360,000	9,309,600
INSURANCE—MULTI-LINE—FOREIGN	0.8%
ING Groep N.V., 7.05% (Netherlands)[a]		205,000	5,258,250
ING Groep N.V., 7.375% (Netherlands)		210,504	5,439,423
			10,697,673
REAL ESTATE	13.7%
DIVERSIFIED	3.7%
Colony Financial, 8.50%, Series Aa		364,975	9,839,726
Duke Realty Corp., 6.50%, Series K		200,000	4,992,000
DuPont Fabros Technology, 7.875%, Series Aa		200,000	5,250,000
DuPont Fabros Technology, 7.625%, Series Ba		230,000	6,049,000
EPR Properties, 9.00%, Series E (Convertible)[a]		191,000	5,976,390
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		76,395	3,724,256
National Retail Properties, 5.70%		99,783	2,279,044

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
NorthStar Realty Finance Corp., 8.50%, Series D		158,522	$4,028,044
NorthStar Realty Finance Corp., 8.75%, Series E		113,750	2,883,562
Urstadt Biddle Properties, 7.125%, Series F		106,600	2,708,706
Vornado Realty Trust, 6.625%, Series I		110,000	2,777,500
			50,508,228
HOTEL	3.0%
Ashford Hospitality Trust, 9.00%, Series Ea		405,000	11,157,750
Chesapeake Lodging Trust, 7.75%, Series Aa		200,000	5,335,000
Hersha Hospitality Trust, 8.00%, Series Ba		150,000	3,873,000
Hospitality Properties Trust, 7.125%, Series D		123,725	3,152,513
LaSalle Hotel Properties, 7.25%, Series G		122,162	3,113,299
Pebblebrook Hotel Trust, 7.875%, Series Aa		220,000	5,797,000
Pebblebrook Hotel Trust, 6.50%, Series C		160,000	3,769,600
Sunstone Hotel Investors, 8.00%, Series Da		180,000	4,763,700
			40,961,862
INDUSTRIALS	0.8%
First Potomac Realty Trust, 7.75%, Series Aa		130,000	3,373,500
Monmouth Real Estate Investment Corp., 7.63%, Series Ac		200,000	5,150,000
Monmouth Real Estate Investment Corp., 7.875%, Series Bc		80,000	2,096,000
			10,619,500
OFFICE	1.4%
American Realty Capital Properties, 6.70%, Series F		562,494	13,179,234
Corporate Office Properties Trust, 7.375%, Series La		160,000	4,096,000
Hudson Pacific Properties, 8.375%, Series B		90,000	2,398,500
			19,673,734
RESIDENTIAL	1.6%
APARTMENT	0.8%
Alexandria Real Estate Equities, 7.00%, Series Da		199,200	5,549,592
Apartment Investment & Management Co., 6.875%		204,000	5,248,920
			10,798,512

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
MANUFACTURED HOME	0.8%
Campus Crest Communities, 8.00%, Series Aa		337,126	$8,613,570
Equity Lifestyle Properties, 6.75%, Series C		115,994	2,914,349
			11,527,919
TOTAL RESIDENTIAL			22,326,431
SHOPPING CENTERS	3.2%
COMMUNITY CENTER	1.7%
Cedar Realty Trust, 7.25%, Series Ba		160,000	4,080,000
DDR Corp., 6.50%, Series Ja		340,000	8,442,200
Kite Realty Group Trust, 8.25%, Series A		140,000	3,677,800
Regency Centers Corp., 6.625%, Series 6		200,000	5,102,000
Weingarten Realty Investors, 6.50%, Series F		53,571	1,345,704
			22,647,704
REGIONAL MALL	1.5%
CBL & Associates Properties, 7.375%, Series Da		546,988	13,866,146
General Growth Properties, 6.375%, Series A		120,644	2,907,520
Pennsylvania REIT, 8.25%, Series A		159,000	4,189,491
			20,963,157
TOTAL SHOPPING CENTERS			43,610,861
TOTAL REAL ESTATE			187,700,616
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$197,220,536)			214,539,299
PREFERRED SECURITIES—CAPITAL SECURITIES	6.3%
BANKS	0.5%
Farm Credit Bank of Texas, 10.00%, Series Ia		6,000	7,280,625
BANKS—FOREIGN	4.0%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (Spain)		1,800,000	2,608,928
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		6,400,000	7,192,000
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[f]		2,380,000	2,359,175
Barclays PLC, 8.00% (United Kingdom) (EUR)		2,150,000	3,220,731
Barclays PLC, 8.25% (United Kingdom)[a]		4,001,000	4,249,062
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)[f]		3,900,000	4,748,695
Credit Agricole SA, 7.875%, 144A (France)[f]		2,332,000	2,550,625
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[f]		3,291,000	3,651,035

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,f]		7,500,000	$9,150,000
HBOS Capital Funding LP, 6.85% (United Kingdom)		5,200,000	5,263,050
Lloyds Banking Group PLC, 7.50% (United Kingdom)		4,000,000	4,266,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		4,000,000	4,860,000
			54,119,301
FINANCE	0.2%
Fibra Uno, 6.95%, due 1/30/44, 144A (Mexico)[f]		3,000,000	3,337,500
INSURANCE	1.6%
LIFE/HEALTH INSURANCE	0.3%
Provident Financing Trust I, 7.405%, due 3/15/38		3,650,000	4,343,416
LIFE/HEALTH INSURANCE—FOREIGN	0.6%
La Mondiale Vie, 7.625% (France)		7,250,000	8,129,063
PROPERTY CASUALTY	0.3%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,f		3,525,000	4,177,125
REINSURANCE—FOREIGN	0.4%
Catlin Insurance Co., 7.249%, 144A (Bermuda)[a,f]		4,640,000	4,814,000
TOTAL INSURANCE			21,463,604
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$76,340,548)			86,201,030
		Principal Amount
CORPORATE BOND—REAL ESTATE—SHOPPING CENTERS	0.4%
General Shopping Finance Ltd., 10.00%, due 11/29/49, 144A (Cayman Islands)[c,f]		$5,157,000	4,692,870
TOTAL CORPORATE BONDS (Identified cost—$5,157,000)			4,692,870

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[g]		17,700,000	$17,700,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,700,000)			17,700,000
TOTAL INVESTMENTS (Identified cost—$1,343,330,296)	133.1%		1,817,521,857
LIABILITIES IN EXCESS OF OTHER ASSETS	(33.1)		(451,526,363)
NET ASSETS (Equivalent to $12.46 per share based on 109,646,321 shares of common stock outstanding)	100.0%		$1,365,995,494

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security is pledged as collateral in connection with the Fund's revolving credit agreement. $935,143,583 in aggregate has been pledged as collateral.

b  A portion of this security has been rehypothecated in connection with the Fund's revolving credit agreement. $419,950,689 in aggregate has been rehypothecated.

c  Illiquid security. Aggregate holdings equal 0.9% of the net assets of the Fund.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

e  Non-income producing security.

f  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.9% of the net assets of the Fund, of which 0.3% are illiquid.

g  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,343,330,296)	$1,817,521,857
Cash	17,829,478
Receivable for:
Investment securities sold	12,136,466
Dividends and interest	6,553,369
Other assets	135,328
Total Assets	1,854,176,498
LIABILITIES:
Payable for:
Revolving credit agreement	460,000,000
Investment securities purchased	25,320,593
Investment management fees	1,277,554
Dividends declared on common shares	1,194,238
Interest expense	94,395
Administration fees	30,060
Directors' fees	3,607
Other liabilities	260,557
Total Liabilities	488,181,004
NET ASSETS	$1,365,995,494
NET ASSETS consist of:
Paid-in capital	$934,209,848
Dividends in excess of net investment income	(25,559,865)
Accumulated net realized loss	(16,846,241)
Net unrealized appreciation	474,191,752
$1,365,995,494
NET ASSET VALUE PER COMMON SHARE:
($1,365,995,494 ÷ 109,646,321 shares outstanding)	$12.46
MARKET PRICE PER COMMON SHARE	$11.25
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(9.71)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income	$22,547,066
Interest income	3,226,092
Rehypothecation income	55,683
Total Investment Income	25,828,841
Expenses:
Investment management fees	7,342,267
Interest expense	4,272,010
Administration fees	291,772
Shareholder reporting expenses	148,768
Custodian fees and expenses	83,904
Professional fees	42,365
Directors' fees and expenses	35,308
Transfer agent fees and expenses	11,901
Line of credit fees	227
Miscellaneous	23,035
Total Expenses	12,251,557
Net Investment Income	13,577,284
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	73,794,923
Options	117,914
Foreign currency transactions	(10,189)
Net realized gain	73,902,648
Net change in unrealized appreciation (depreciation) on:
Investments	166,058,921
Options	63,456
Foreign currency translations	150
Net change in unrealized appreciation (depreciation)	166,122,527
Net realized and unrealized gain	240,025,175
Net Increase in Net Assets Resulting from Operations	$253,602,459

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$13,577,284	$27,392,690
Net realized gain	73,902,648	82,047,133
Net change in unrealized appreciation (depreciation)	166,122,527	(72,893,934)
Net increase in net assets resulting from operations	253,602,459	36,545,889
Dividends and Distributions to Common Shareholders from:
Net investment income	(41,665,602)	(28,897,926)
Net realized gain	—	(50,356,877)
Total dividends and distributions to common shareholders	(41,665,602)	(79,254,803)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(4,056,609)
Total increase (decrease) in net assets applicable to common shares	211,936,857	(46,765,523)
Net Assets Applicable to Common Shares:
Beginning of period	1,154,058,637	1,200,824,160
End of period[a]	$1,365,995,494	$1,154,058,637

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $25,559,865 and $2,528,453, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2014 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$253,602,459
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(434,692,014)
Net purchases, sales and maturities of short-term investments	(13,700,000)
Net amortization of premium	44,580
Proceeds from sales and maturities of long-term investments	487,426,427
Net decrease in dividends and interest receivable and other assets	2,209,791
Net increase in interest expense payable, accrued expenses and other liabilities	195,494
Decrease in premiums received from options	(117,914)
Net change in unrealized appreciation on options	(63,456)
Net change in unrealized appreciation on investments	(166,058,921)
Net realized gain on investments	(73,794,923)
Cash provided by operating activities	55,051,523
Cash Flows from Financing Activities:
Distributions paid on common shares	(41,613,139)
Increase in cash	13,438,384
Cash at beginning of period	4,391,094
Cash at end of period	$17,829,478

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2014, interest paid was $4,224,876.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	2010	2009
Net asset value per common share, beginning of period	$10.53	$10.91	$9.47	$9.56	$7.44	$5.38
Income (loss) from investment operations:
Net investment income	0.12 [a]	0.25 [a]	0.28 [a]	0.65	0.41	0.27
Net realized and unrealized gain (loss)	2.19	0.08 [b]	1.88	(0.02)	2.25	2.20
Total from investment operations	2.31	0.33	2.16	0.63	2.66	2.47
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	—	(0.00)[c]
Total dividends and distributions to preferred shareholders	—	—	—	—	—	(0.00)[c]
Total from investment operations applicable to common shares	2.31	0.33	2.16	0.63	2.66	2.47
Less dividends and distributions to common shareholders from:
Net investment income	(0.38)	(0.26)	(0.21)	(0.65)	(0.39)	(0.26)
Net realized gain	—	(0.46)	(0.51)	(0.07)	(0.16)	—
Tax return of capital	—	—	—	—	—	(0.15)
Total dividends and distributions to common shareholders	(0.38)	(0.72)	(0.72)	(0.72)	(0.55)	(0.41)
Anti-dilutive effect from the issuance of reinvested common shares	—	0.00 [c]	0.00 [c]	—	—	—
Anti-dilutive effect from the repurchase of common shares	—	0.01	—	—	0.01	—
Net increase (decrease) in net asset value per common share	1.93	(0.38)	1.44	(0.09)	2.12	2.06
Net asset value, per common share, end of period	$12.46	$10.53	$10.91	$9.47	$9.56	$7.44
Market value, per common share, end of period	$11.25	$9.48	$10.16	$8.47	$8.65	$6.07
Total net asset value return[d]	22.48%[e]	3.31%	23.32%	7.31%	37.80%	54.24%[f]
Total market value return[d]	22.94%[e]	–0.13%	28.40%	6.07%	52.82%	77.83%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of period (in millions)	$1,366.0	$1,154.1	$1,200.8	$1,042.1	$1,051.8	$716.6
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)	1.93%[g]	2.00%	1.80%	1.90%	2.10%	3.42%[h]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)	1.93%[g]	2.00%	1.80%	1.87%	1.98%	3.18%[h]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)	1.26%[g]	1.31%	1.30%	1.32%	1.36%	2.61%[h]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)	2.14%[g]	2.18%	2.65%	2.62%	2.87%	5.62%[h]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)	2.14%[g]	2.18%	2.65%	2.65%	2.99%	5.85%[h]
Ratio of expenses to average daily managed assets (before expense reduction)[i]	1.42%[g]	1.46%	1.29%	1.33%	1.43%	2.04%[h]
Ratio of expenses to average daily managed assets (net of expense reduction)[i]	1.42%[g]	1.46%	1.29%	1.31%	1.35%	1.90%[h]
Portfolio turnover rate	27%[e]	56%	55%	53%	77%	77%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Preferred Shares/Revolving	For the Six Months Ended	For the Year Ended December 31,
Credit Agreement:	June 30, 2014	2013	2012	2011	2010	2009
Asset coverage ratio for revolving credit agreement	397%	351%	361%	327%	329%[j]	294%[j]
Asset coverage per $1,000 for revolving credit agreement	$3,970	$3,509	$3,610	$3,265	$3,286	$2,938

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.07 and the total return on an NAV basis would have been 3.25%.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2008.

g  Annualized.

h  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

i  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

j  For the period June 1, 2009 through June 10, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock— Real Estate—Diversified	$127,652,265	$127,652,265	$—	$—	[a]
Common Stock— Real Estate— Other Industries	1,366,736,393	1,366,736,393	—	—
Preferred Securities— $25 Par Value— Residential— Apartment	10,798,512	5,248,920	5,549,592	—
Preferred Securities— $25 Par Value— Other Industries	203,740,787	203,740,787	—	—
Preferred Securities— Capital Securities	86,201,030	—	86,201,030	—
Corporate Bonds	4,692,870	—	4,692,870	—
Money Market Funds	17,700,000	—	17,700,000	—
Total Investments[b]	$1,817,521,857	$1,703,378,365	$114,143,492	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Investments in Securities
Balance as of December 31, 2013	$8,471,421
Change in unrealized appreciation (depreciation)	1,144,177
Transfers out of Level 3[a]	(9,615,598)
Balance as of June 30, 2014	$—

a  As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of this investment. As of June 30, 2014, the Fund used a quoted price in determining the value of the same investment, which resulted from the expiration of a lockup on these shares on March 25, 2014.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

At June 30, 2014, the Fund did not have any written option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

On December 11, 2012, the Fund's Board of Directors announced that the Fund implemented a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2014, the investment manager considers it likely that a portion of the dividends will be reclassified to net realized capital gains upon the final determination of the Fund's taxable income after December 31, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily managed assets of the Fund. For the six months ended June 30, 2014, the Fund incurred $172,759 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

compensation from the investment manager, which was reimbursed by the Fund, in the amount of $9,952 for the six months ended June 30, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $460,012,607 and $489,039,471, respectively.

Transactions in written options during the six months ended June 30, 2014, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2013	5,881	$117,914
Options written	—	—
Options expired	(5,881)	(117,914)
Options outstanding at June 30, 2014	—	$—

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2014, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2014 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation
Option contracts	Net Realized and Unrealized Gain	$117,914	$63,456

Note 5. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,343,330,296
Gross unrealized appreciation	$476,311,202
Gross unrealized depreciation	(2,119,641)
Net unrealized appreciation	$474,191,561

As of December 31, 2013, the Fund had a net short-term capital loss carryforward of $87,894,129, of which $48,999,556 will expire on December 31, 2016 and $38,894,573 will expire on December 31,

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

2017. Federal tax rules limit the Fund's use of these capital loss carryforwards as a result of the Fund's mergers with Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Worldwide Realty Income Fund, Inc It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2014, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended December 31, 2013, the Fund issued 93,513 shares of common stock for the reinvestment of dividends in an amount of $1,054,835.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through the fiscal year ended December 31, 2014.

During the six months ended June 30, 2014, the Fund did not effect any repurchases. During the year ended December 31, 2013, the Fund repurchased 546,003 Treasury shares of its common stock at an average price of $9.36 per share (including brokerage commissions) at a weighted average discount of 11.4%. These repurchases, which had a total cost of $5,111,444, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $460,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2014, the Fund had outstanding borrowings of $460,000,000. During the six months ended June 30, 2014, the Fund borrowed an average daily balance of $460,000,000 at a weighted average borrowing cost of 1.9%. As of June 30, 2014, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $419,950,689. The value of the outstanding borrowings under the credit agreement exceed the value of the rehypothecated securities at June 30, 2014. During the six months ended June 30, 2014, the Fund earned $55,683 in fees from rehypothecated securities.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	91,077,341.804	3,074,267.992
Michael Clark	91,789,239.957	2,362,369.839
Richard E. Kroon	91,483,337.781	2,668,272.015

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2014) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (02/28/02)	One Year	Five Years	Ten Years	Since Inception (02/28/02)
18.60%	32.92%	7.42%	9.79%	7.66%	31.71%	7.43%	8.62%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund to serve out Mr. Cohen's remaining term, which expires at the 2016 Annual Meeting of Stockholders and when his successor is elected and qualifies.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2015, by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and blended benchmark. The Board of Directors considered that the Fund outperformed the median of the Peer Funds for the one-, three- and five-year periods ended March 31, 2014, ranking in the first quintile for each period. The Board of Directors also considered that the Fund represented the median for the ten-year period ended March 31, 2014, ranking three out of five funds. The Board of Directors also noted that the Fund outperformed the benchmark and blended benchmark for the one-, three- and five-year periods ended March 31, 2014 and underperformed the benchmark and the blended benchmark for the ten-year period ended March 31, 2014. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of factors affecting performance and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's total expense ratios at managed and common asset levels compared to the medians of the Peer Funds. The Board of Directors noted that the Fund's actual management fees at managed and common asset levels were higher than the median of the Peer Funds, ranking in the fourth quintile for both asset levels, and that the contractual management fee at managed asset levels was also higher than the median of the Peer Funds, ranking in the third quintile. The Board of Directors also noted that the Fund's total expense ratios including investment-related expenses were higher than the median of the Peer Funds at both managed and common asset levels, ranking in the fourth quintiles. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses were lower than the median of the Peer Funds at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and, further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the administration agreement, and noted the significant services received, such as compliance, accounting and operational services and

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other management agreements, as well as the services rendered, fees paid and profitability under the management agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray, LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RQI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RQISAR

Semiannual Report June 30, 2014

Cohen & Steers Quality Income Realty Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/Adam Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Gialanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	September 5, 2014